UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-57347

John Hancock Financial Trends Fund, Inc.
(Exact name of registrant as specified in charter)

101 Huntington Avenue, Boston, Massachusetts 02199
(Address of principal executive offices) (Zip code)

Susan S. Newton, Secretary
101 Huntington Avenue
Boston, Massachusetts 02199
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-375-1702

Date of fiscal year end:      December 31

Date of reporting period:     December 31, 2004

ITEM 1.  REPORT TO SHAREHOLDERS.


JOHN HANCOCK
Financial Trends Fund, Inc.

12.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Franklin C. Golden, Chairman of the John Hancock Financial Trends Fund, Inc. flush left next to first paragraph.]


WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 11

For more information
page 25


Dear Fellow Shareholders,

The stock market advanced for the second straight year, largely on the wings of a strong post-election rally that produced solid returns for the major indexes in 2004. For much of the year, the market was fairly dull, moving mostly sideways as investors worried about higher interest rates, sky-rocketing oil prices, the presidential election and the war in Iraq. With the U.S. presidential election over and oil prices moderating, investors moved back into the market, and the Standard & Poor's 500 Index returned 10.88% for the year.

Financial stocks performed in line with the market and we are pleased to report that John Hancock Financial Trends Fund, Inc. had another good year, returning 15.80% at net asset value, outperforming its index and the open-end financial services fund average. On the following pages, portfolio manager Jim Schmidt explains what drove performance. Take special note of his explanation for the difference in the Fund's net asset value and market performance, which, in short, stemmed from an unusual spike in share price on December 31, 2003.

In the performance section, I especially direct your attention to the discussion of the long-term net asset value performance that Jim and his team have produced since assuming management responsibilities in July 1991. The Fund's results -- average annual returns of 20.29% at net asset value -- are not only exceptional on an absolute basis, but they also trump the broad market and Lipper's open-end financial services fund's average result.

As we enter 2005, we remain hopeful that conditions are right to keep the stock market -- and financial stocks in particular -- on an upward path. In any event, rest assured that your Board of Directors remains vigilant on your behalf, working to serve your best interests.

Sincerely,

/S/ FRANKLIN C. GOLDEN

Franklin C. Golden,
Chairman of John Hancock Financial Trends Fund, Inc.

This commentary reflects the chairman's views as of December 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation with
current income as a
secondary objective
by investing at least
80% of its assets in
stocks of U.S. and
foreign financial
services companies
of any size.

Over the last twelve months

* The stock market staged a late-year rally to finish with solid results.

* Financial stocks performed in line with the broad market.

* The Fund's overweight and good stock selection among regional banks helped it outperform its index and peer group average.


[Bar chart with heading "John Hancock Financial Trends Fund, Inc." Under the heading is a note that reads "Fund's average annual return for various periods ended December 31, 2004." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the fund's 15.80% 1-year return. The second bar represents the fund's 13.85% 3-year return. The third bar represents the fund's 12.48% 5-year return. The fourth bar represents the fund's 16.25% 10-year return. A note below the chart reads "The total returns for the Fund are at net asset value and include the reinvestment of all distributions. The performance data contained within this material represents past performance, which does not guarantee future results."]


Top 10 holdings

 3.1%   Citigroup, Inc.
 3.1%   Bank of America Corp.
 3.0%   Wells Fargo & Co.
 3.0%   Wachovia Corp.
 2.8%   U.S. Bancorp
 2.7%   JPMorgan Chase & Co.
 2.6%   SunTrust Banks, Inc.
 2.4%   MBNA Corp.
 2.4%   Merrill Lynch & Co.
 2.3%   Pinnacle Financial Partners, Inc.

As a percentage of net assets on December 31, 2004.

BY JAMES K. SCHMIDT, CFA, LISA A. WELCH AND THOMAS M. FINUCANE,
PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Financial Trends Fund, Inc.

Thomas Finucane, who was a portfolio manager at John Hancock from 1990 to 2002, recently rejoined the team as a co-portfolio manager after two years at another asset management firm.

The stock market spent much of the year going nowhere as investors fretted about a range of global, political and economic issues. At the top of the list were record high oil prices, terrorism, the Iraq war and the tight U.S. presidential race. In addition, concerns that the Federal Reserve's moves to raise interest rates from their historic low levels would negatively impact corporate earnings, and questions about the strength of the economy, kept investors wary. But after President Bush was re-elected and oil prices trended down, a strong rally ensued, remedying what had otherwise been a lackluster year for the broad market. The Standard & Poor's 500 Index ended the year up 10.88%.

Financial stocks performed in line with the broad market, with the Standard & Poor's 500 Financial Index also returning 10.88%, led for much of the year by regional banks that were bolstered by an upswing in merger activity. The market's strong year-end upswing, however, caused the market-sensitive groups such as asset managers, life insurers and specialty finance companies to produce the best results for the year overall.

"...after President Bush was
 re-elected, a strong post-election
 rally ensued, remedying
 what had otherwise been a
 lackluster year..."

Fund performance and strategy

For the year ended December 31, 2004, John Hancock Financial Trends Fund, Inc. posted total returns of 15.80% at net asset value and 1.54% at market value. The difference in the Fund's net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund's NAV share price at any time. This year, the Fund's low market return is a distortion stemming from a $2 year-end spike in share price on December 31, 2003 that caused the Fund's 2003 return at market value to be abnormally high. The Fund's 2004 return at market value, restated to exclude the effect of the spike, would have been 14.21%.


[Photos of Jim Schmidt, Lisa Welch and Tom Finucane, flush right at top of page.]

That said, the Fund's 2004 NAV return exceeded the Fund's benchmark Standard & Poor's 500 Financial Index and the 13.85% return of the average open-end financial services fund, according to Lipper, Inc.

The Fund continues to implement an investment strategy centered on owning financial companies that have good fundamentals and are selling at attractive valuations, and could also be potential candidates for merger activity. In addition, it seeks other financial services companies that stand to benefit from long-term demographic and regulatory trends. This investment approach has served long-time shareholders well and continues to generate very competitive returns. Since we took over managing the Fund in July 1991, it has produced average annual results of 20.29% at net asset value, outperforming the 17.12% annual return at net asset value of Lipper's average open-end financial services fund and the 8.86% average annual return of the S&P 500 Index through December 31, 2004.

"We were well served by both our
 overweighting in regional banks
 versus the index and good stock
 selection."

Bank stock selection, weighting boost performance

We were well served by both our overweighting in regional banks versus the index and good stock selection. Bank merger activity picked up significantly during the year, and several of our top contributors to performance were banks involved in mergers. The latest trend began in late 2003 with the mega-merger announcement between Bank of America and FleetBoston. Bank of America's stock rebounded during 2004 as the market became more comfortable with the acquisition. SouthTrust's stock rose after it was bought by Wachovia, and National Commerce Financial benefited from its acquisition by SunTrust.

The Fund also had success with many of our small and mid-cap banks whose stocks did very well, some because of heightened speculation that they would become takeover targets and some because they are perceived to be asset sensitive, that is, their income rises as interest rates increase. These included Florida banks Commercial Bankshares and Seacoast Banking Corp. of Florida.


[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Regional banks 38%, the second is Diversified banks 18%, the third is Investment banking & brokerage 10%, the fourth is Thrift & mortgage finance 7% and the fifth is Asset management & custody banks 7%.]


Mergers aside, a number of our small-cap banks also turned in outstanding results, such as Pinnacle Financial Partners, a relatively new bank in Nashville, TN. Its stock rose 95% in 2004 as it experienced strong growth and drew the attention of Wall Street analysts and others who believe consolidation will continue in the growing Nashville market.


[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-04." The chart is divided into two sections (from top to left): Common stocks 99.6%, and Short-term investments & other 0.4%.]


Non-banks perform well

Some of the Fund's non-bank financial companies also turned in good results, such as life insurer Prudential Financial. Life insurance companies, which have become more market sensitive due to their variable annuity products, did well as the market rebounded, easing fears about the ability of variable annuities to pay out their guaranteed death benefits. Asset managers Legg Mason and Affiliated Managers were also two of the Fund's top performers. As expected, they rebounded along with the market, but they also benefited from avoiding being tainted by scandals that afflicted other companies in their industry.

Detractors

The Fund was held back by its lack of holdings in Real Estate Investment Trusts (REITs), which produced some of the financial

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is Pinnacle Financial followed by an up arrow with the phrase "Nashville-based bank was Fund's best performer." The second listing is Prudential Financial followed by an up arrow with the phrase "Life insurers had a strong showing in 2004." The third listing is Marsh & McLennan followed by a down arrow with the phrase "Insurance brokers were negatively impacted by scandals."]


sector's best returns, as investors continued to be drawn to their high dividend yields. Several companies that struggled with negative news also were among the Fund's biggest detractors. Insurance broker Marsh & McLennan's stock was hit hard after New York attorney general Eliot Spitzer brought bid-rigging and price-fixing charges against it. We sold our position due to all the uncertainties surrounding the investigation. Fannie Mae had accounting issues and mortgage insurer Radian Group announced an addition to its reserves in anticipation of a pending claim. We sold both stocks.

"We're still optimistic about the
 prospects for financial stocks."

Outlook

We're still optimistic about the prospects for financial stocks. We expect the group to navigate fairly well in the rising interest rate environment, and may continue to see outperformance if the economic recovery remains sluggish. We favor those names that we consider to be market sensitive, such as the money center banks, brokers, asset managers, trust banks and some of the superregional banking companies. The valuations of many of these names are attractive based on historical levels and compared to other sectors in the financial group, such as the small and mid-cap banks. We believe that merger activity will continue in the bank sector, and we still hold some of our long-time favorite southeastern bank and thrift names as we believe activity will be strong in this region.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2004

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                         Shares           Value
Common stocks 99.60%                                                                                      $75,922,767
(Cost $41,141,514)

Asset Management & Custody Banks 6.68%                                                                      5,094,248
Affiliated Managers Group, Inc. (I)                                                            23,200       1,571,568
Bank of New York Co., Inc. (The)                                                               25,000         835,500
Eaton Vance Corp.                                                                               7,500         391,125
Franklin Resources, Inc.                                                                        5,500         383,075
Northern Trust Corp.                                                                            5,000         242,900
State Street Corp.                                                                             34,000       1,670,080

Consumer Finance 2.40%                                                                                      1,832,350
MBNA Corp.                                                                                     65,000       1,832,350

Diversified Banks 17.53%                                                                                   13,364,397
Bank of America Corp.                                                                          49,848       2,342,357
Fifth Third Bancorp.                                                                           22,000       1,040,160
PNC Financial Services Group, Inc.                                                             23,000       1,321,120
SunTrust Banks, Inc.                                                                           26,556       1,961,957
U.S. Bancorp.                                                                                  68,500       2,145,420
Wachovia Corp.                                                                                 43,203       2,272,478
Wells Fargo & Co.                                                                              36,700       2,280,905

Investment Banking & Brokerage 9.83%                                                                        7,492,509
Ameritrade Holding Corp. (I)                                                                   16,000         227,520
Goldman Sachs Group, Inc. (The)                                                                10,700       1,113,228
Legg Mason, Inc.                                                                               19,500       1,428,570
Lehman Brothers Holdings, Inc.                                                                 13,000       1,137,240
Merrill Lynch & Co., Inc.                                                                      30,000       1,793,100
Morgan Stanley                                                                                 10,000         555,200
Raymond James Financial, Inc.                                                                  39,950       1,237,651

See notes to
financial statements.


6


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Life & Health Insurance 5.15%                                                                              $3,924,040
AFLAC, Inc.                                                                                    25,000         996,000
Prudential Financial, Inc.                                                                     31,510       1,731,790
StanCorp Financial Group, Inc.                                                                 14,500       1,196,250

Multi-Line Insurance 3.30%                                                                                  2,509,870
American International Group, Inc.                                                             15,000         985,050
Hartford Financial Services Group, Inc. (The)                                                  22,000       1,524,820

Other Diversified Financial Services 6.05%                                                                  4,611,042
Citigroup, Inc.                                                                                49,100       2,365,638
JPMorgan Chase & Co.                                                                           51,960       2,026,960
National Financial Partners Corp.                                                               5,630         218,444

Property & Casualty Insurance 0.90%                                                                           688,923
ProAssurance Corp. (I)                                                                         17,615         688,923

Regional Banks 37.69%                                                                                      28,723,750
ABC Bancorp.                                                                                   17,900         375,900
Alabama National Bancorp.                                                                       9,000         580,500
BancorpSouth, Inc.                                                                             38,167         930,130
BB&T Corp.                                                                                     38,382       1,613,963
BOK Financial Corp. (I)                                                                        26,776       1,305,598
Capital City Bank Group, Inc.                                                                  21,062         880,391
City National Corp.                                                                            18,000       1,271,700
Colonial BancGroup, Inc. (The)                                                                 38,112         809,118
Commerce Bancshares, Inc.                                                                      24,402       1,224,980
Commercial Bankshares, Inc.                                                                    35,551       1,368,713
Community Bancorp. (I)                                                                            880          26,928
Compass Bancshares, Inc.                                                                       26,525       1,290,972
First Bancorp. of North Carolina                                                               18,532         503,514
First Charter Corp.                                                                            28,500         745,845
First Horizon National Corp.                                                                   21,580         930,314
Hancock Holding Co.                                                                            21,000         702,660
LSB Bancshares, Inc.                                                                           56,512         946,576
M&T Bank Corp.                                                                                 10,000       1,078,400
Marshall & Ilsley Corp.                                                                        14,250         629,850
National City Corp.                                                                            18,000         675,900
North Fork Bancorp., Inc.                                                                      25,500         735,675
Peoples BancTrust Co., Inc. (The)                                                              52,800         846,912
Pinnacle Financial Partners, Inc. (I)                                                          79,000       1,787,059
Provident Bankshares Corp.                                                                     20,156         733,074
Seacoast Banking Corp. of Florida                                                              69,520       1,546,820

See notes to
financial statements.


7


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Regional Banks (continued)
Southwest Bancorp. of Texas, Inc.                                                              20,000        $465,800
Summit Bancshares, Inc.                                                                         9,300         348,750
TCF Financial Corp.                                                                            42,000       1,349,880
Trustmark Corp.                                                                                32,000         994,240
Whitney Holding Corp.                                                                          10,200         458,898
Zions Bancorp.                                                                                 23,000       1,564,690

Reinsurance 2.48%                                                                                           1,891,980
Assured Guaranty Ltd. (Bermuda)                                                                25,150         494,700
Axis Capital Holdings Ltd. (Bermuda)                                                           13,000         355,680
RenaissanceRe Holdings Ltd. (Bermuda)                                                          20,000       1,041,600

Specialized Finance 0.43%                                                                                     328,988
CIT Group, Inc.                                                                                 7,180         328,988

Thrifts & Mortgage Finance 7.16%                                                                            5,460,670
Countrywide Financial Corp.                                                                    20,000         740,200
First Financial Holdings, Inc.                                                                 40,500       1,325,970
Freddie Mac                                                                                    23,000       1,695,100
South Street Financial Corp.                                                                   95,000         959,500
Washington Mutual, Inc.                                                                        17,500         739,900

                                                                                Interest    Par value
Issuer, description, maturity date                                              rate            (000)           Value
Short-term investments 0.36%                                                                                 $278,529
(Cost $278,529)
Certificates of Deposit 0.02%                                                                                  16,529
Deposits in mutual banks                                                                          $17          16,529

Joint Repurchase Agreement 0.34%                                                                              262,000
Investment in a joint repurchase agreement transaction
with Morgan Stanley -- Dated 12-31-04 due 01-03-05
(Secured by U.S. Treasury Inflation Indexed Bond 3.875%
due 04-15-29)                                                                   1.600%            262         262,000

Total investments 99.96%                                                                                  $76,201,296

Other assets and liabilities, net 0.04%                                                                       $26,746

Total net assets 100.00%                                                                                  $76,228,042

See notes to
financial statements.

Notes to Schedule of Investments

(I) Non-income-producing security.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

December 31, 2004
(unaudited)

This table shows the
percentages of the
Fund's investments
as aggregated by
various industries.

Industry distribution         Value as a percentage of Fund's total investments
-------------------------------------------------------------------------------
Asset management & custody banks                                          6.69%
Consumer finance                                                          2.40
Diversified banks                                                        17.54
Investment banking & brokerage                                            9.83
Life & health insurance                                                   5.15
Multi-line insurance                                                      3.29
Other diversified financial services                                      6.05
Property & casualty insurance                                             0.90
Regional banks                                                           37.70
Reinsurance                                                               2.48
Specialized finance                                                       0.43
Thrifts & mortgage finance                                                7.17
Short-term investments                                                    0.37

Total investments                                                       100.00%

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

December 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value
for each
common share.

Assets
Investments, at value (cost $41,420,043)                          $76,201,296
Cash                                                                   15,292
Dividends and interest receivable                                     138,275

Total assets                                                       76,354,863

Liabilities
Payable to affiliates
Management fees                                                        47,709
Other                                                                  11,010
Other payables and accrued expenses                                    68,102

Total liabilities                                                     126,821

Net assets
Capital paid-in                                                    40,212,716
Accumulated net realized gain on investments                        1,199,840
Net unrealized appreciation of investments                         34,781,253
Accumulated net investment income                                      34,233

Net assets                                                        $76,228,042

Net asset value per share
Based on 3,993,124 shares outstanding -- 50 million
shares authorized with par value of $0.001 per share                   $19.09

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
December 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also
shows net gains
(losses) for the
period stated.

Investment income
Dividends                                                          $1,638,719
Interest                                                               10,381
Securities lending                                                      3,211

Total investment income                                             1,652,311

Expenses
Investment management fees                                            475,303
Directors' fees                                                       122,874
Administration fees                                                   109,685
Professional fees                                                      85,646
Miscellaneous                                                          36,446
Printing                                                               24,333
Custodian fees                                                         21,030
Transfer agent fees                                                    17,009
Securities lending fees                                                    96

Total expenses                                                        892,422

Net investment income                                                 759,889

Realized and unrealized gain

Net realized gain on investments                                    4,746,268
Change in net unrealized appreciation
(depreciation) of investments                                       4,972,340

Net realized and unrealized gain                                    9,718,608

Increase in net assets from operations                            $10,478,497

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.
                                                   Year          Year
                                                  ended         ended
                                               12-31-03      12-31-04
Increase (decrease) in net assets
From operations

Net investment income                          $667,255      $759,889
Net realized gain                             5,079,972     4,746,268
Federal income tax on gain retained          (1,552,304)           --
Change in net unrealized
appreciation (depreciation)                  11,661,603     4,972,340

Increase in net assets resulting
from operations                              15,856,526    10,478,497

Distributions to common shareholders
From net investment income                     (637,841)     (798,624)
From net realized gain                       (2,293,516)   (3,858,676)
                                             (2,931,357)   (4,657,300)
From Fund share transactions                    116,711            --

Net assets
Beginning of period                          57,364,965    70,406,845

End of period 1                             $70,406,845   $76,228,042

1 Includes accumulated net investment income of $72,968 and $34,233, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                          12-31-00    12-31-01    12-31-02    12-31-03    12-31-04
Per share operating performance
Net asset value,
beginning of period                                     $18.16      $16.58      $15.67      $14.39      $17.63
Net investment income 1                                   0.39        0.22        0.16        0.17        0.19
Net realized and unrealized
gain (loss) on investments                                0.72        1.49       (0.66)       3.81 2      2.44
Total from
investment operations                                     1.11        1.71       (0.50)       3.98        2.63
Less distributions
From net investment income                               (0.38)      (0.24)      (0.16)      (0.16)      (0.20)
From net realized gain                                   (2.31)      (2.38)      (0.62)      (0.58)      (0.97)
                                                         (2.69)      (2.62)      (0.78)      (0.74)      (1.17)
Net asset value,
end of period                                           $16.58      $15.67      $14.39      $17.63      $19.09
Per share market value,
end of period                                           $13.69      $13.17      $12.36      $18.40      $17.47
Total return at market value (%)                          5.02       14.41       (0.25)      58.66        1.54

Ratios and supplemental data
Net assets, end of period
(in millions)                                              $66         $62         $57         $70         $76
Ratio of expenses
to average net assets (%)                                 1.12        1.23        1.16        1.20        1.22
Ratio of net investment income
to average net assets (%)                                 2.35        1.23        1.04        1.04        1.04
Portfolio turnover (%)                                      23          53          42          26          10

1 Based on the average of the shares outstanding.

2 Net of federal income taxes of $0.39 per share for the year ended
  December 31, 2003, on net long-term capital gains retained by the Fund.

See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock Financial Trends Fund, Inc. (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Directors. Short-term debt investments, which have a remaining maturity of 60 days or less may be valued at amortized cost which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on December 31, 2004. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended December 31, 2003, the tax character of distributions paid was as follows: ordinary income $965,213 and long-term capital gains $6,401,298; of this amount $4,435,154 was deemed distributions. The Fund has the option and has chosen to retain and pay the applicable federal income tax of $1,552,304 on its net long-term capital gains incurred during the year ended December 31, 2003. The long-term gain net of federal income tax amounting to $2,882,850 has been reclassified to capital paid-in, as of December 31, 2003. For the year ended December 31, 2004, the tax character of distributions paid was as follows: ordinary income $1,605,955 and long-term capital gains $3,051,345.

As of December 31, 2004, the components of distributable earnings on a tax basis included $108,172 of undistributed ordinary income and $1,131,090 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management and
administration fees
and transactions with
affiliates and
others

The Fund has an investment management contract with the Adviser, under which the Adviser furnishes office space, furnishings and equipment and provides the services of persons to manage the investment of the Fund's assets and to continually review, supervise and administer the Fund's investment program. Under the investment management agreement the Fund pays a monthly management fee to the Adviser at an annual rate of 0.65% of the Fund's average weekly net asset value, or a flat annual fee of $50,000, whichever is higher. If total Fund expenses exceed 2% of the Fund's average weekly net asset value in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000.

The Fund has an administration agreement with the Adviser under which the Adviser provides certain administrative services required by the Fund. The Fund pays a monthly administration fee to the Adviser at an annual rate of 0.15% of the Fund's average weekly net asset value, or a flat annual fee of $22,000, whichever is higher. The compensation for the year amounted to $109,685. The Fund also paid the Adviser the amount of $343 for certain publishing services, included in the printing fees.

The Fund does not pay remuneration to its Officers. Certain Officers of the Fund are Officers of the Adviser.

Note C
Fund share transactions

This listing illustrates the distributions reinvested, reclassifications of net long-term capital gains and capital accounts, and number of Fund common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.


                                             Year ended 12-31-03         Year ended 12-31-04
                                          Shares          Amount       Shares         Amount
Beginning of period                    3,986,504     $37,213,160    3,993,124    $40,212,716
Distributions reinvested                   6,620         116,711           --             --
Reclassification of net
long-term capital gains
(net of federal income tax
of $1,552,304 in year ended
12-31-03)                                     --       2,882,850           --             --
Reclassification of capital accounts          --              (5)          --             --

End of period                          3,993,124     $40,212,716    3,993,124    $40,212,716

The Fund from time-to-time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends each quarter during periods when the Fund's shares are trading at a discount from the net asset value to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2004, aggregated $7,219,825 and $12,098,745, respectively.

The cost of investments owned on December 31, 2004, including short-term investments, for federal income tax purposes, was $41,425,231. Gross unrealized appreciation and depreciation of investments aggregated $34,921,938 and $145,873, respectively, resulting in net unrealized appreciation of $34,776,065. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

AUDITORS'
REPORT

Report of Deloitte
& Touche LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Financial Trends Fund, Inc.,

We have audited the accompanying statement of assets and liabilities of John Hancock Financial Trends Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Financial Trends Fund, Inc. as of December 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 18, 2005

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2004.

This Fund has designated distributions of $3,051,345 to shareholders as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2004, 100% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form 1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

Investment
objective
and policy

The Fund's primary investment objective is long-term capital appreciation. It's secondary investment objective is current income. The Fund will seek to achieve its primary investment objective of long-term capital appreciation by investing at least 80% (65% prior to January 25, 2002) of its assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. These companies are usually regulated by governmental or quasi-governmental entities, and as a result, are subject to the risk that regulatory developments will adversely affect them. With respect to the Fund's investment policy of investing at least 80% of "assets" in equity securities, "assets" is defined as net assets plus the amount of any borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this policy. In abnormal market conditions, the Fund may take temporary defensive positions. As such, the Fund may temporarily invest all of its assets in investment-grade, short-term securities. In such circumstances, the Fund may not achieve its objective. The Fund's current investment restriction, relating to industry concentration, has been modified to remove the reference to the banking and savings industry so that it reads as follows:
"Except for temporary defensive purposes, the Fund may not invest more than 25% of its total assets in any one industry or group of related industries except that the Fund will invest more than 25% of its assets in the financial services sector."

Repurchase
agreement

A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

Repurchase transactions must be fully collateralized at all times, but they involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from liquidating the collateral. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller on a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and the expense of enforcing its rights.

By-laws

In January, 2003, the Board of Directors adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Director. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Director, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures, which must be followed in order for a shareholder to call a special meeting of shareholders. The Fund is presently listed on NASDAQ and per a grandfathering provision it is not required to hold annual shareholder meetings. The Board approved the above amendment to the Fund's by-laws to provide a defined structure for the submission of shareholder proposals should the circumstances change and annual meeting be required. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

Dividend
reinvestment plan

The Fund offers its registered shareholders an automatic Dividend Reinvestment Plan (the "Plan") which enables each participating shareholder to have all dividends (including income dividends and/or capital gains distributions) payable in cash reinvested by Mellon Investor Services (the "Plan Agent") in shares of the Fund's common stock. However, shareholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying the Plan Agent in writing. Shareholders who do not participate in the Plan will receive all dividends in cash.

In the case of shareholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record shareholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These recordholders will then credit the beneficial owners' accounts with the appropriate stock or cash distribution.

Whenever the market price of the Fund's stock equals or exceeds net asset value per share, participating shareholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund's stock exceeds the market price per share on the record date, the Plan Agent shall make open market purchases of the Fund's stock for each participating shareholder's account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date, the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the shareholder. The Plan Agent will confirm each acquisition made for the account of the participating shareholders as soon as practicable after the payment date of the distribution.

The reinvestment of dividends does not relieve participating shareholders of any federal, state or local income tax which may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the Nasdaq National Market System as of the dividend payment date. Distributions from the Fund's long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services at P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (telephone 1-800-852-0218).

Shareholder
communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

DIRECTORS
& OFFICERS

This chart provides information about the Directors and Officers who oversee your John Hancock fund. Officers elected by the Directors manage the day-to-day operations of the Fund and execute policies formulated by the Directors.


Independent Directors

Name, age
Position(s) held with Fund                                                                                  Director
Principal occupation(s) and other                                                                            of Fund
directorships during past 5 years                                                                              since 1
Franklin C. Golden, Born: 1950                                                                                  1989
Chairman and Director
Managing Director, Wachovia Securities, Inc. (since 2001) (broker dealer); President,
James Myers and Company (full-service broker dealer) (until 2001); President,
Financial Trends Fund, Inc. (until 2001); Executive Vice President, IJL/Wachovia
(until 1991); Past Director and Chairman of the National Association of Securities
Dealers (NASD) District 7 Business Conduct Committee.

Robert G. Freedman, Born: 1938                                                                                  1996
Director
Executive Vice President and Chief Investment Officer, Sovereign Asset Management and
NM Capital Management, Inc. (until 2000); Vice Chairman and Chief Investment Officer,
John Hancock Advisers, LLC (until 1998).

Russell J. Page, Born: 1942                                                                                     2003
Director
Principal, Rusty Page & Co. (equity markets consulting) (since 1996); Regional Board,
BB&T Corp. (since 2004); Trustee, Appalachian Regional Healthcare Systems (since
2004); Director, Cannon Memorial Hospital (since 2003); NationsBank Equity Marketing
Executive (until 1996), Nasdaq Stock Market Managing Director (until 2001).

Fred G. Steingraber, Born: 1938                                                                                 1989
Director
Chairman and Chief Executive Officer, A.T. Kearney, Inc. (management consulting)
(retired 2002); Director, Maytag Corporation; Director, Supervisory Board of
Continental AG; Director 3i PLC; Director, Elkay Manufacturing.

Donald R. Tomlin, Born: 1933                                                                                    1989
Director
Managing Director, Southport Capital, Inc. (registered investment adviser) (since
1991); Managing Director and portfolio manager of Haven Capital Management, Inc.
(until 1991); Principal and portfolio manager of Kleinwort Benson McCowan Inc. and its successor McCowan Associates, Inc. (until 1983).

H. Hall Ware, III, Born: 1935                                                                                   1989
Director
Attorney, private practice (since 2001); President, Odin Systems International, Inc.
(1999--2001); Gilbert, Harrell, Gilbert, Sumerford & Martin, Attorneys (until 1999).


23


Principal Officers who are not Directors


Name, age
Position(s) held with Fund                                                                                    Officer
Principal occupation(s) and other                                                                            of Fund
directorships during past 5 years                                                                              since 1
Barry Evans, Born: 1960                                                                                         2004
President
Senior Vice President, John Hancock Advisers, LLC (the "Adviser") and each of the John
Hancock funds..

Robert Gramer, Born: 1940                                                                                       1994
Treasurer
Second Vice President and Associate Treasurer, the Adviser and each of the John
Hancock funds.

Susan S. Newton, Born: 1950                                                                                     2001
Corporate Secretary Senior Vice President, Secretary and Chief Legal Officer,
SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The
Berkeley Group; Director, Senior Vice President and Secretary, NM Capital Management, Inc.

  The business address for all Directors and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

1 Each Director serves until resignation, retirement age or until his or her successor is elected.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov


Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent and
registrar

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660

Independent directors'
counsel

Kilpatrick Stockton LLP
1100 Peachtree Street
Atlanta, Georgia 30309-4530

Fund counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Stock symbol

Listed Nasdaq Symbol:
JHFT

For shareholder assistance
refer to page 22


How to contact us

Internet  www.jhfunds.com

Mail      Regular mail:
          Mellon Investor Services
          85 Challenger Road
          Overpeck Centre
          Ridgefield Park, NJ 07660

Phone     Customer service representatives        1-800-852-0218
          Portfolio commentary                    1-800-344-7054
          24-hour automated information           1-800-843-0090
          TDD line  1-800-231-5469


A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090 EASI-Line
1-800-231-5469 (TDD)

www.jhfunds.com

PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS

PT00A  12/04
        2/05

ITEM 2.  CODE OF ETHICS.

As of the end of the period, December 31, 2004, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Russell L. Page is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $35,900 for the fiscal year ended December 31, 2003 and $36,200 for the fiscal year ended December 31, 2004. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended December 31, 2003 and fiscal year ended December 31, 2004 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $2,100 for the fiscal year ended December 31, 2003 and $2,250 for the fiscal year ended December 31, 2004. The nature of the services comprising the tax fees was the review of the registrant's income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended December 31, 2003 and fiscal year ended December 31, 2004 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2004 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended December 31, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $48,375 for the fiscal year ended December 31, 2003, and $67,250 for the fiscal year ended December 31, 2004.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit "Proxy Voting Policies and Procedures".

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) There were no material changes to previously disclosed John Hancock Funds - Administration Committee Charter.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal accounting officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal accounting officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(3) Contact person at the registrant.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Financial Trends Fund, Inc.


By:
    ------------------------------
    Barry H. Evans
    President

Date:    March 1, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
    ------------------------------
    Barry H. Evans
    President

Date:    March 1, 2005


By:
    ------------------------------
    Robert E. Gramer
    Treasurer

Date:    March 1, 2005